Exhibit 10.10

THIRD MODIFICATION TO NOTE AND LOAN AGREEMENT
AND REAFFIRMATION OF GUARANTY

Lakeland Industries, Inc.
Attn: Christopher J. Ryan, Chief Executive Officer and
Gary Pokrassa, Chief Financial Officer
701-07 Koehler Avenue
Ronkonkoma, New York 11779
(Individually and collectively, the "Borrower")

Laidlaw, Adams & Peck, Inc.	Industrias Lakeland S.A. de C.V.
701-07 Koehler Avenue	701-07 Koehler Avenue
Ronkonkoma, New York 11779	Ronkonkoma, New York 11779
and	and
Lakeland de Mexico S.A. de C.V.	Lakeland Protective Real Estate, Inc.
701-07 Koehler Avenue	701-07 Koehler Avenue
Ronkonkoma, New York 11779	Ronkonkoma, New York 11779
and	and
Lakeland Industries Europe Limited	Lakeland Industries, Inc., Agencia en Chile
701-07 Koehler Avenue	701-07 Koehler Avenue
Ronkonkoma, New York 11779	Ronkonkoma, New York 11779
and	and
Lakeland Protective Wear Inc.	Lakeland Japan, Inc.
701-07 Koehler Avenue	701-07 Koehler Avenue
Ronkonkoma, New York 11779	Ronkonkoma, New York 11779
and	and
Qing Dao Maytung Healthcare Co., Ltd.	RFB Lakeland Industries Private Limited
701-07 Koehler Avenue	701-07 Koehler Avenue
Ronkonkoma, New York 11779	Ronkonkoma, New York 11779
and	and
Weifang Lakeland Safety Products Co., Ltd.	Lakeland India Private Limited
701-07 Koehler Avenue	701-07 Koehler Avenue
Ronkonkoma, New York 11779	Ronkonkoma, New York 11779
and	and
Weifang Meiyang Protective Products Co., Ltd.	Lakeland Gloves and Safety Apparel Private Limited
701-07 Koehler Avenue	701-07 Koehler Avenue
Ronkonkoma, New York 11779	Ronkonkoma, New York 11779
and

(Individually each an “Original Guarantor”)

Lakeland Do Brasil Empreendimentos E Participacoes Ltda.
Avenida Bernardino de Campos, nº 98, sala 09, 14º andar
CEP 04004-040, São Paulo, São Paulo
Brazil
and
Qualytextil S.A.
Avenida Bernardino de Campos, nº 98, sala 09, 14º andar
CEP 04004-040, São Paulo, São Paulo
Brazil
(Individually each a “New Guarantor” and collectively with Original Guarantors, the "Guarantors”)

Wachovia Bank, National Association
12 East 49th Street, 43rd Floor
New York, New York 10017
(Hereinafter referred to as "Bank")

THIS AGREEMENT is entered into as of May 13, 2008 by and between Bank, Borrower, Original Guarantors and New Guarantors.

RECITALS

Bank is the holder of a certain Amended and Restated Promissory Note in the original principal amount of up to $25,000,000.00, dated September 1, 2005 (the “First Amended Note”), which First Amended Note evidences a certain loan from Bank to Borrower in the original principal amount of up to $25,000,000.00 (the "Loan"), and certain other loan documents executed in connection therewith;

The First Amended Note is made pursuant to and secured by the terms of a certain Loan Agreement dated July 7, 2005 (as amended from time to time, the "Loan Agreement"), which Loan Agreement was amended by a certain Modification to Note and Loan Agreement and Reaffirmation of Guaranty (the “First Modification”) dated September 1, 2005, and further amended by a certain Second Modification to Note and Loan Agreement and Reaffirmation of Guaranty dated as of  December 7, 2007 (the “Second Modification” and collectively with this Agreement, the First Amended Note, the Second Amended Note as hereafter defined, the First Modification, the Second Modification, the Guarantees as hereafter defined, and all of the other documents which evidence or secure such Loan, the "Loan Documents");

Borrower has requested that Bank increase the amount of the Loan to be in the amount of up to $30,000,000.00, and make certain modifications to the terms of the Loan Agreement, and Bank has agreed to such requested increase and modifications;

In consideration of such agreement to increase the amount of the Loan and modify the Loan Agreement, each Original Guarantor has agreed to reaffirm its Unconditional Guaranty (collectively, the “Guarantees”), dated July 7, 2005 and December 7, 2007;

Borrower and Original Guarantors have requested that New Guarantors become guarantors of the Loan, and New Guarantors have agreed to become guarantors of the Loan as of the date hereof, and have agreed to execute and deliver to Bank their Unconditional Guarantees dated as of the date hereof (collectively with the Unconditional Guaranty of the Original Guarantors, individually a “Guaranty” and collectively, the “Guarantees”), on the same terms and conditions as the Original Guarantors, and to secure such Unconditional Guarantees by a grant of a first priority security interest in all of their respective assets, and Bank has consented to such New Guarantors;

In consideration of Bank's agreement to modify the Loan and the other agreements contained herein, the parties agree as follows:

AGREEMENT

ACKNOWLEDGMENT OF BALANCE.  Borrower and Guarantor acknowledge that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the First Amended Note is correct.

MODIFICATIONS.

1.  The First Amended Note is hereby amended and restated pursuant to the terms and conditions of that certain $30,000,000.00 Second Amended and Restated Promissory Note attached hereto and made part hereof as Exhibit A (the “Second Amended Note”, and collectively with the First Amended Note, hereafter referred to as the “Note”).  As more particularly set forth in the Second Amended Note, the parties hereto agree that the Obligations previously evidenced by the First Amended Note remain outstanding, but such Obligations shall henceforth be evidenced by the Second Amended Note, and the terms and conditions concerning Borrower's obligation to repay said Obligations shall be governed by the provisions of the Second Amended Note.  Neither the execution, delivery and acceptance of the Second Amended Note nor any of the terms and provisions set forth therein shall be deemed or construed to effect a novation or to cause all or any part of the Obligations, or the liability of any person with respect thereto or any security therefor, to be, or to be deemed to have been, paid, satisfied or discharged.

2.  The Loan Agreement and all other Loan Documents are hereby modified so that any reference therein to the Note shall be deemed to refer to the Second Amended Note attached hereto.

3. The Loan Agreement is hereby modified as follows:

(a)  The Subsection of the Loan Agreement entitled “Retire or Repurchase Capital Stock” set forth in the Section of the Loan Agreement entitled “Negative Covenants” is hereby deleted in its entirety, and the following is substituted therefor:  “Retire or Repurchase Capital Stock.  Retire or otherwise acquire any of its capital stock in excess of $5,000,000.00 or pay annual cash dividends in excess of $5,000,000.00 annually.”

(b) The third sentence of the Financial Covenant entitled “Funded Debt to EBITDA Ratio” set forth in the Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

"Funded Debt to EBITDA Ratio" shall mean the sum of all Funded Debt divided by EBITDA.  “EBITDA” shall mean the sum of Borrower’s earnings before interest, taxes, depreciation and amortization, provided that commencing with the date hereof, EBITDA shall also include (to the extent not otherwise included in Borrower’s financial results), on an Annualized Basis, as hereafter defined, earnings before interest, taxes, depreciation and amortization of the New Guarantors, Lakeland Do Brasil Empreendimentos E Participacoes Ltda. and Qualytextil S.A.  As used herein, Annualized Basis shall mean: (i) for the fiscal quarter ending July 31, 2008, EBITDA of each of the New Guarantors from May 2, 2008 until July 31, 2008 multiplied by four (4); (ii) for the fiscal quarter ending October 31, 2008, EBITDA of each of the New Guarantors from May 2, 2008 until October 31, 2008 multiplied by two (2); and (iii) for the fiscal quarter ending January 31, 2009, EBITDA of each of the New Guarantors from May 2, 2008 until January 31, 2009 multiplied by one and one third (1.333).  For the fiscal quarters ending April 30, 2009 and thereafter, EBITDA of each of the New Guarantors shall not be adjusted by any multiple.

(c) The third sentence of the Financial Covenant entitled “Fixed Charge Coverage Ratio” set forth in the Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

"Fixed Charge Coverage Ratio" shall mean the sum of EBITDA plus other non-cash expenses minus dividends, cash taxes paid, unfunded capital expenditures (i.e., capital expenditures not funded with bank debt or other forms of equipment financing) and non-cash income divided by the sum of current maturities of long-term debt plus current maturities of capital lease obligations plus interest expense. “EBITDA” shall mean the sum of Borrower’s earnings before interest, taxes, depreciation and amortization, provided that commencing with the date hereof, EBITDA shall also include (to the extent not otherwise included in Borrower’s financial results), on an Annualized Basis, as hereafter defined, earnings before interest, taxes, depreciation and amortization of the New Guarantors, Lakeland Do Brasil Empreendimentos E Participacoes Ltda. and Qualytextil S.A. As used herein, Annualized Basis shall mean: (i) for the fiscal quarter ending July 31, 2008, EBITDA of each of the New Guarantors from May 2, 2008 until July 31, 2008 multiplied by four

(4); (ii) for the fiscal quarter ending October 31, 2008, EBITDA of each of the New Guarantors from May 2, 2008 until October 31, 2008 multiplied by two (2); and (iii) for the fiscal quarter ending January 31, 2009, EBITDA of each of the New Guarantors from May 2, 2008 until January 31, 2009 multiplied by one and one third (1.333).  For the fiscal quarters ending April 30, 2009 and thereafter, EBITDA of each of the New Guarantors shall not be adjusted by any multiple.

(d) (i) The definition of “Total Borrower Accounts” set forth in the Financial Covenant entitled “Collateral Coverage Ratio” set forth in the Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Total Borrower Accounts” shall mean all Accounts owing to Borrower, less intercompany accounts receivables, for the tested period.  "Accounts" has the meaning set forth in the Uniform Commercial Code (or any successor statute) as presently and hereafter enacted under the law of the State of New York (the “Code”), but shall not include Accounts owing to any subsidiary or affiliate of Borrower, or any other party other than Borrower, PROVIDED, HOWEVER that “Accounts” shall include Accounts of the New Guarantors, Lakeland Do Brasil Empreendimentos E Participacoes Ltda. and Qualytextil S.A., BUT ONLY to the extent Bank has a first priority perfected security interest in such Accounts.

(ii)  The definition of “Total Borrower Inventory” set forth in the Financial Covenant entitled “Collateral Coverage Ratio” set forth in the Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Total Borrower Inventory” shall mean all Inventory owned by Borrower and located within or in transit to the United States of America for the tested period.  "Inventory" has the meaning set forth in the Code, but shall not include: (a) Inventory owned by any subsidiary or affiliate of Borrower, or any other party other than Borrower; and (b) Inventory that is not located at a location identified and certified by Borrower on the Borrower Information Certificate as being within the United States of America, PROVIDED, HOWEVER that “Inventory” shall include Inventory of the New Guarantors, Lakeland Do Brasil Empreendimentos E Participacoes Ltda. and Qualytextil S.A., even thought not located within the United States of America, BUT ONLY to the extent Bank has a first priority perfected security interest in such Inventory.

(e) The subsection of the Loan Agreement entitled “Permitted Acquisitions”, set forth in the Section of the Loan Agreement entitled “Additional Covenants”, is hereby modified solely to the extent necessary to permit the acquisition of the shares of Qualytextil S.A. by Lakeland Do Brasil Empreendimentos E Participacoes Ltda., including any dollar limitations set forth in such subsection.  Such modification shall not be construed as Bank’s consent to any other acquisitions by Borrower or any subsidiary or affiliate of Borrower which would not otherwise be in full compliance with the terms and conditions of such subsection as originally written.

Except as modified hereby, all terms and conditions of the Loan Agreement, including without limitation all financial covenants, shall remain unmodified and in full force and effect.

4.  Borrower and Original Guarantors hereby consent to the execution and delivery to Bank of the Unconditional Guarantees by New Guarantors, and agree that such execution and delivery shall not constitute a waiver, release or termination of any of the obligations of Borrower or Original Guarantors to Bank, or a relinquishment of any of the rights or remedies of Bank against Borrower or Original Guarantors.  Borrower and Original Guarantors hereby further acknowledge and agree that Mifflin is no longer in existence as of the date hereof, and agree that Mifflin’s merger into Borrower shall not constitute a waiver, release or termination of any of the obligations of Borrower or Original Guarantors to Bank, or a relinquishment of any of the rights or remedies of Bank against Borrower or Original Guarantors.

5.  Any reference in any Loan Document to the “Guarantors” of the Obligations shall be deemed to refer to both Original Guarantors and New Guarantors.

6.  Except as modified herein, all other terms, covenants and conditions set forth in any Loan Document shall remain unmodified and in full force and effect.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower and each Guarantor acknowledge and represent that the Second Amended Note, the Loan Agreement, the Guaranty, and all other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that all necessary action to authorize the execution and delivery of this Agreement has been taken; and that this Agreement is a modification of an existing obligation and is not a novation.

REAFFIRMATION OF GUARANTY.    Each Guarantor hereby acknowledges that it has and shall receive direct financial benefit from the Loan and from the modifications set forth herein, and hereby waives any defense it may have to its guaranty of the Guaranteed Obligations, as defined in the Guarantees, based upon a lack of or failure of consideration.  Each Guarantor hereby consents to the modifications contained herein and hereby ratifies and confirms: (a) that it unconditionally guarantees to Bank the payment and performance from and by Borrower of the Guaranteed Obligations, as defined in the Guarantees, upon the terms and conditions set forth therein, (b) such Guaranteed Obligations include, without limitation, the Second Amended Note and Loan Agreement as modified hereby, and (c) that their Guarantees shall not be impaired or their liability thereunder reduced as a result of additional guarantors executing guarantees of the Guaranteed Obligations subsequent to the date of their Guarantees.  Each Guarantor acknowledges that their reaffirmation and ratification of their Guarantees is a material inducement for Bank to enter into this Agreement and that Bank would not do so without said reaffirmation and ratification.  This Agreement and the Guarantees are each Guarantor’s valid and binding obligation enforceable against each of them in accordance with their terms.

COLLATERAL. Borrower and each Guarantor acknowledge and confirm that there have been no changes in the ownership of any collateral pledged to secure the Obligations or the Guaranteed Obligations, as defined in the Guaranty (collectively the "Collateral") since the Collateral was originally pledged, and that Borrower has legal title to all Collateral and no Guarantor has legal title to any Collateral; Borrower and each Guarantor acknowledge and confirm that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrowers’ Obligations to Bank, including any modification of the Note or Loan Agreement made hereunder, and all future modifications, extensions, renewals and/or replacements of any of the Loan Documents.

MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles.  This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents.  This Agreement and the other Loan Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then such Loan Document, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.  Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

PATRIOT ACT NOTICE.  To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  For purposes of this section, account shall be understood to include loan accounts.

WAIVER OF JURY TRIAL.  BORROWER AND EACH GUARANTOR HEREBY WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE DEFENSE OR ENFORCEMENT OF ANY OF BANK'S RIGHTS OR REMEDIES.

BORROWER AND EACH GUARANTOR ACKNOWLEDGE THAT IT MAKES THE FOREGOING WAIVERS KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH ITS ATTORNEY.

PLACE OF EXECUTION AND DELIVERY.  Borrower and each Guarantor hereby certify that this Agreement and the Loan Documents were executed in the State of New York and delivered to Bank in the State of New York.

IN WITNESS WHEREOF, Borrower, Bank and each Guarantor have signed and sealed this Agreement the day and year first above written.

WITNESSES:
Lakeland Industries, Inc.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Laidlaw, Adams & Peck, Inc.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland de Mexico S.A. de C.V.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Industries Europe Limited

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Protective Wear Inc.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Qing Dao Maytung Healthcare Co., Ltd.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Weifang Lakeland Safety Products Co., Ltd.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Weifang Meiyang Protective Products Co., Ltd.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Industrias Lakeland S.A. de C.V.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Protective Real Estate, Inc.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Industries, Inc., Agencia en Chile

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Japan, Inc.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

RFB Lakeland Industries Private Limited

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland India Private Limited

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Gloves and Safety Apparel Private Limited

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Lakeland Do Brasil Empreendimentos E Participacoes Ltda.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Qualytextil S.A.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Director

Wachovia Bank, National Association

By:	/s/ Roger Grossman
Roger Grossman, Vice President

State of New York
County of New York

Bank Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________, Vice President of Wachovia Bank, National Association, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

In witness whereof I hereunto set my hand.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: _____________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Industries, Inc., a Delaware corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)
My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Laidlaw, Adams & Peck, Inc., a Delaware corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)
My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland de Mexico S.A. de C.V., a Mexican corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Industries Europe Limited, a United Kingdom corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Protective Wear Inc., a Canadian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)
My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Qing Dao Maytung Healthcare Co., Ltd., a Chinese corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Weifang Lakeland Safety Products Co., Ltd., a Chinese corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Weifang Meiyang Protective Products Co., Ltd., a Chinese corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Industrias Lakeland S.A. de C.V., a Mexican corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Productive Real Estate, Inc., a Canadian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Industries, Inc., Agencia en Chile, a Chilean corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Japan, Inc., a Japanese corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of RFB Lakeland Industries Private Limited, an Indian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland India Private Limited, an Indian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Gloves and Safety Apparel Private Limited, an Indian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment for NEW GUARANTOR

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Do Brasil Empreendimentos E Participacoes Ltda., a Brazilian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________

State of New York
County of New York

Corporate Acknowledgment for NEW GUARANTOR

On the ___ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Director of Qualytextil S.A., a Brazilian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________, Notary Public
Notary Seal
____________________________________________
(Printed Name of Notary)

My Commission Expires: ______________________________